J.P. Morgan Access Multi-Strategy Fund II

Schedule of Investments

June 30, 2025

(Unaudited)

			% of
Investment Funds (a)	Cost ($)	Value ($)	Net Assets	Liquidity (b)
Event Driven
Antara Capital Offshore Fund, Ltd. (c)	1,566,230	597,225	0.90	Side Pocket*
Antara Capital Offshore Fund, Ltd. Participation Note, 3/31/2024	231,347	128,663	0.19	See below(f)
Antara Capital Offshore Fund, Ltd. Participation Note, 6/30/2024	186,564	127,237	0.19	See below(f)
Antara Capital Offshore Fund, Ltd. Participation Note, 9/30/2024	226,675	126,298	0.19	See below(f)
HG Vora Special Opportunities Fund, Ltd. (c)	1,164,346	1,234,515	1.87	Quarterly
KL Special Opportunities Fund Ltd (c)	1,320,000	1,509,719	2.28	Quarterly
Sculptor Overseas Fund II, Ltd. (c)	2,043,239	2,541,250	3.83	Quarterly
Silver Point Capital Offshore Fund, Ltd. (c)	970,000	1,034,046	1.56	Annual
Starboard Value & Opportunity Fund Ltd (c)	970,000	990,022	1.49	Quarterly
Third Point Offshore Fund, Ltd. (c)	966,275	1,578,645	2.38	Quarterly

Total	9,644,676	9,867,620	14.88

Long/Short Equities
BlackRock Emerging Frontiers Fund, Ltd. (c)	819,179	1,060,535	1.61	Monthly
Coatue Offshore Fund, Ltd. (c)	1,077,917	2,057,290	3.10	Quarterly
Echo Street Capital SPV 4, L.L.C.	18,834	18,152	0.03	Side Pocket*
Lakewood Capital Offshore Fund, Ltd. (c)	1,436,500	2,014,871	3.04	Quarterly
Naya Fund (c)	783,317	1,060,821	1.60	Quarterly
North Rock Fund, Ltd (c)	1,028,546	1,245,916	1.88	Monthly
Redmile Capital Offshore Fund, Ltd. (c)	97,495	21,741	0.03	See below(f)
RTW Offshore Fund One, Ltd. (c)	1,050,000	771,712	1.16	Quarterly
Torus Feeder 3 Ltd (c)	1,400,000	1,541,582	2.33	Monthly
Viking Global Equities III Ltd. (c)	850,000	990,339	1.49	Annual

Total	8,561,788	10,782,959	16.27

Opportunistic/Macro
BH-DG Systematic Trading Fund Ltd (c)	700,000	589,666	0.89	Daily
Brevan Howard Alpha Strategies Fund Ltd (c)	1,200,000	1,323,910	2.00	Monthly
Brevan Howard Fund Ltd (c)	966,276	1,318,985	1.99	Monthly
D.E. Shaw Oculus International Fund	1,856,718	5,743,980	8.66	Quarterly
GreshamQuant - ACAR Fund, Ltd. (c)	1,473,100	1,060,275	1.60	Quarterly
Kirkoswald Global Macro Fund Ltd (c)	1,228,607	1,531,038	2.31	Quarterly
Prism Feeder 1 Ltd (c)	1,400,000	1,281,449	1.93	Monthly

Total	8,824,701	12,849,303	19.38

Relative Value
Bright Meadow Agency MBS Offshore Fund, Ltd. (c)	1,108,381	1,436,104	2.17	Monthly
D.E. Shaw Composite International Fund	2,126,103	6,978,837	10.53	Quarterly
Jain Global Offshore Fund Ltd (c)	1,350,000	1,376,790	2.08	Quarterly
King Street Capital, Ltd. (c)	34,105	47,858	0.07	Side Pocket*
Linden International Ltd (c)	1,090,608	1,379,109	2.08	Quarterly
Mariner Atlantic Multi-Strategy Fund, Ltd. (c)	889,830	1,064,891	1.61	Quarterly
SPF Securitized Products Fund Ltd. (c)	736,952	997,720	1.51	Quarterly
Two Sigma Spectrum Cayman Fund, Ltd. (c)	3,608,549	6,565,205	9.90	Quarterly
Verition International Multi-Strategy Fund Ltd. (c)	1,450,000	1,564,966	2.36	Quarterly

Total	12,394,528	21,411,480	32.31

Total Investments in Investment Funds	39,425,693	54,911,362	82.84

The accompanying notes are an integral part of the Schedule of Investments.

J.P. Morgan Access Multi-Strategy Fund II

Schedule of Investments (continued)

June 30, 2025

(Unaudited)

				% of
Registered Investment Companies	Cost ($)		Value ($)	Net Assets	Liquidity
BlackRock Global Equity Market Neutral Fund (95,759 shares)	1,400,000		1,405,746	2.12	Daily
JPMorgan U.S. Government Money Market Fund,
Institutional Class Shares, 4.18% (d),(e)	1,752,678		1,752,678	2.64	Daily

Total Investments in Registered Investment Companies	3,152,678		3,158,424	4.76

Total Investments	42,578,371	†	58,069,786	87.60
Other Assets, less Liabilities			8,223,350	12.40

Net Assets			66,293,136	100.00

(a)	Non-income producing investments.
(b)	Certain funds (except registered investment companies) may be subject to an initial lock-up period.
(c)

Partially or wholly held in a pledged account by the Custodian as collateral for existing line of credit. The aggregate value of collateral pledged for the line of credit is $41,788,195 as of June 30, 2025.

(d)

Investment in affiliate. As of June 30, 2025, the Fund held 1,752,678 shares in the JPMorgan U.S. Government Money Market Fund, which is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. (“JPMIM”). The Adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees JPMIM collects from the affiliated money market funds on the Fund’s investment in such money market funds.

(e)	The rate shown is the current yield as of June 30, 2025.
(f)

Full redemption request submitted and effective 12/31/2023. The remaining portion represents proceeds deferred until the underlying fund liquidates its illiquid assets, the timing of which remains uncertain.

*	A side pocket is an account within the Investment Fund that has additional restrictions on liquidity.
†

The cost of investments in Investment Funds for federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income has not been provided to the Fund for all of the Investment Funds as of June 30, 2025. As such, the tax basis of investments in Investment Funds listed below relates to the most recent available taxable income adjustment allocated to the Fund as of March 31, 2025.

Aggregate cost	$70,870,801

Gross unrealized appreciation	$138,407
Gross unrealized depreciation	(2,276,368)

Net unrealized appreciation (depreciation)	$(2,137,961)

The accompanying notes are an integral part of the Schedule of Investments.

J.P. Morgan Access Multi-Strategy Fund II

Schedule of Investments (continued)

June 30, 2025

(Unaudited)

Investment Strategy as a Percentage of Total Investments**

Event Driven	16.99%
Long/Short Equities	18.57%
Opportunistic/Macro	22.13%
Relative Value	36.87%
Registered Investment Companies	5.44%

Total	100.00%

Management agreements of the general partners/managers of the investment funds (excluding registered investment companies) provide for compensation to such general partners/managers in the form of management fees ranging from 0% to 3% annually of net assets and performance fees of 10% to 35% of net profits earned.

** The percentages on this page are based on Total Investments. The percentages on the Schedule of Investments differ as they are based on the Net Assets.

   The accompanying notes are an integral part of the Schedule of Investments.

J.P. Morgan Access Multi-Strategy Fund II

Notes to Schedule of Investments June 30, 2025 (Unaudited)

Valuation of Investments

The valuation of the investments is in accordance with U.S. generally accepted accounting principles (“GAAP”) and the J.P. Morgan Access Multi-Strategy Fund II’s (the “Fund”) valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below. The Fund values its investments in Investment Funds at fair value. Fair value as of each month-end ordinarily is the net asset value (“NAV”) determined as of such month-end for each Investment Fund in accordance with the Investment Fund’s valuation policies and reported at the time of the Fund’s valuation.

The Board has designated J.P. Morgan Private Investments Inc. (“JPMPI” or the “Administrator”), a corporation formed under the laws of the State of Delaware and an indirect, wholly-owned subsidiary of J.P. Morgan Chase & Co. (“J.P. Morgan Chase”), as the Valuation Designee, and the Administrator uses the J.P. Morgan Access Multi-Strategy Funds’ Valuation Committee (“VC”), comprised of officers of the Fund and other personnel of the Administrator to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments with respect to Rule 2a-5 under the 1940 Act. The VC oversees and carries out the policies for the valuation of investments held in the Fund as described in detail below. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the VC and the Board.

On a monthly basis, the NAV is used to determine the fair value of all underlying investments which (a) do not have readily determinable fair values and (b) either have the attributes of an investment company or prepare their financial statements consistent with measurement principles of an investment company. As a general matter, the fair value of the Fund’s interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund’s interest were redeemed at the time of the valuation, based on information reasonably available at the time the valuation is made and that the Administrator believes to be reliable. In the unlikely event that an Investment Fund does not report a month-end NAV to the Fund on a timely basis, the Administrator would determine the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at such time. Considerable judgment is required to interpret the factors used to develop estimates at fair value. These factors include, but are not limited to, a review of the underlying securities of the Investment Fund when available, ongoing due diligence of the style, strategy and valuation methodology employed by each Investment Fund, and a review of market inputs that may be expected to impact the performance of a particular Investment Fund. The use of different factors and estimation methodologies could have a significant effect on the estimated fair value and could be material to the financial statements.

The Fund’s ability to liquidate an interest and withdraw from an Investment Fund will likely be limited, and certain Investment Funds may impose lock-up periods, during which time no redemptions or withdrawals may be made.

Some of the Investment Funds may invest all or a portion of their assets in investments which may be illiquid. Some of these investments are held in “side pockets,” sub funds within the Investment Funds, which provide for their separate liquidation potentially over a much longer period than the liquidity an investment in the Investment Funds may provide. Should the Fund seek to liquidate its investment in an Investment Fund which

J.P. Morgan Access Multi-Strategy Fund II

Notes to Schedule of Investments June 30, 2025 (Unaudited) (continued)

maintains investments in a side pocket arrangement or which holds substantially all of its assets in illiquid investments, the Fund might not be able to fully liquidate its investment without considerable delay. In such cases, the value of its investment could fluctuate during the period until the Fund is permitted to fully liquidate its interest in the Investment Funds.

Investments in affiliated and non-affiliated registered investment companies are valued at such fund’s NAV per share as of the valuation date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

Level 1 – Unadjusted inputs using quoted prices in active markets for identical investments.

Level 2 – Other significant observable inputs including, but not limited to, quoted prices for similar investments or other significant observable inputs.

Level 3 – Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The Fund’s investments in affiliated and non-affiliated registered investment companies of with a fair value of $3,158,424, as disclosed on the Schedule of Investments, are designated as Level 1.

As of June 30, 2025, Investment Funds with a fair value of $54,911,362 have not been categorized in the fair value hierarchy as the Investment Funds were measured using the NAV per share as a practical expedient.